TERMINATION  AGREEMENT



     This Termination Agreement (together with all Exhibits, amendments and supplements thereto, the "agreement"), made as of March 12, 2000 by and between Louis Mancini ("Mancini") and Omni Nutraceuticals, Inc., a Utah corporation (the "Company"). Mancini and the Company are sometimes referred to herein collectively as the "Parties".

                                   WITNESSETH:

     WHEREAS, between approximately October 15, 1998 and March 12, 2000 Mancini had been employed in various capacities, most recently as the President and Chief Executive Officer of the Company; and

     WHEREAS, Mancini and the Company both desire to provide for the orderly termination of Mancini's employment by the Company.

     NOW, THEREFORE, in consideration of the following covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties hereby agree as follows:

1.     Effective  Date of Termination of Employment.   Mancini's employment with
       ---------------------------------------------
the Company is hereby mutually agreed to have been terminated, effective as of March 12, 2000, and in connection therewith, any and all employment agreements,
               =
whether oral or written, are hereby terminated and have no further force and effect (the "Termination").

2.     Termination Terms.  In connection with the Termination, the Parties agree
       ------------------
as  follows:

2.1     Payment  of  Unpaid  Salary,  Vacation  and/or  Sick  Pay.  Prior  to or
        ---------------------------------------------------------
concurrently with the execution and delivery of this Agreement by the parties, the Company agrees to pay Mancini the gross sum of $22,644.23reflecting all accrued but unpaid salary plus accrued but unpaid vacation pay due Mancini through March 12, 2000 and the sum of $694.17 representing the aggregate amount of unpaid claims due Mancini under the Company's Exec-U-Care Medical Reimbursement Insurance Plan.

2.2     Stock  Options.  All  of  Mancini's  stock options outstanding as of the
        --------------
date hereof are hereby cancelled and of no further force and effect other than for fully vested options ("Options") to purchase 50,000 shares (the "Option Shares") of the Company's common stock ("Common Stock") at an option exercise price of $2.50 per share, provided that such Options are exercised on or prior to December 31, 2000 at which time they will expire and be of no further force or effect.

2.3     Loan  Forgiveness.  All  remaining  outstanding  indebtedness (including
        -----------------
principal, accrued interest and other charges) under a loan in the original principal amount of $350,000 made to Mancini by the Company at the time of his original employment by the Company is hereby forgiven in full.

2.4     Waiver.  Except  as provided in Sections 2.1 through 2.3 and Section 3.4
        ------
hereof, Mancini hereby irrevocably and unconditionally waives any and all rights to receive any further compensation and benefits from the Company or any of its subsidiaries, divisions, parents, affiliated corporations, directors, officers, shareholders, employees, successors, and assigns, including, without limitation, all severance benefits and payments, salary, bonuses, commissions, reimbursements, stock options, awards, grants or any other stock-based compensation, club dues, automobile allowances, life and other insurance and, to the full extent permitted by law, all medical, health, welfare and retirement benefits.

2.5     Releases.  Mancini  and  the  Company, R. Lindsey Duncan and his spouse,
        --------
Klee Irwin and his spouse, and Andrew Vollero, Jr. will execute and deliver to each other mutual general releases in the forms attached as Exhibits A, B, C and D, respectively.

3.     Covenants  of  Mancini.  Mancini  hereby  covenants  and  agrees with the
       ----------------------
Company  that:

3.1     Confidentiality.  He  shall  keep  the  terms of the Termination and all
        ---------------
other non-public information regarding the Company, its products, customers, suppliers, business plans and other proprietary information confidential and shall not disclose such information to any third party, including, without limitation, any Company employee, customer, supplier, vendor, consultant, adviser, banker, or other person who has or may have in the future any business dealings with the Company or any of its subsidiaries, divisions, parents, affiliated corporations, directors, officers, shareholders, employees, successors, and assigns, except as may be required by the Company, by law or under valid court or administrative order or decree; provided, however, that he shall give prompt notice to the Company of the receipt of any such order or decree to permit the Company to seek to have such order or decree vacated.

3.2     No  Disparagement.  He  agrees  that  shall  make  no  written  or  oral
        -----------------
statements disparaging the Company, its products, or any of its subsidiaries, divisions, parents, affiliated corporations, directors, officers, shareholders, employees, successors, and assigns.

3.3     Nonsolicitation.  Until  the  second  anniversary of the date hereof, he
        ---------------
shall not solicit for employment or otherwise employ, or assist in the solicitation or employment of, any current employee of the Company or its subsidiary, HealthZone.com. Notwithstanding the foregoing, Mancini may solicit for employment any current employee of the Company or HealthZone.com whose employment with the Company or HealthZone.com has been terminated for at least three months prior to such solicitation, subject to the terms of any agreements between the Company and any such terminated employee.

3.4     Cooperation.  He  will  cooperate  fully, at the Company's expense, with
        -----------
the Company and its auditors and counsel in connection with any claim, action, suit, investigation or other proceeding asserted or commenced by any court, governmental agency or body or other third party relating to any of the matters which comprise this Agreement or any other matters related or attributable to the affairs of the Company while he was employed by the Company; including, without limitation, making himself available during normal business hours, upon reasonable advance notice and reimbursement of his fees and expenses as hereinafter provided, to meet with and respond to questions of representatives of the Company and others, including, without limitation, the Company's auditors and counsel, which responses will be complete and truthful to the best of his knowledge; and preserving and making available to the Company and its counsel copies of all personal correspondence, memoranda, files, agreements or other documents (whether in written or electronic form) in his possession or control which in any way relate to his management of the Company's affairs and the performance of his duties and, in connection therewith, he hereby waives any right to assert the attorney-client privilege, as to any Company attorneys, in respect of any such correspondence, memoranda, files, agreements or other documents to the extent any such correspondence, memoranda, files, agreements or other documents will assist the Company in the defense of any such claim, action, suit, investigation or other proceeding. In consideration of such cooperation, the Company agrees to reimburse Mancini the sum of $150 per hour for the time he actually spends assisting the Company and for his reasonable out-of-pocket expenses he actually incurs in making himself available for such cooperation; provided, however, that prior to incurring any such out-of-pocket expenses, he shall obtain the consent of the Company.

4.     Covenants  of  the  Company.
       ---------------------------

4.1     No Disparagement.  The Company and its subsidiaries, divisions, parents,
        ----------------
affiliated corporations, directors, officers, shareholders, and employees shall not make any written or oral statements disparaging Mancini or his efforts as an officer, director and/or employee of the Company or its subsidiaries.

4.2     Piggy-Back Rights. If the Company at any time proposes for any reason to
        -----------------
register shares of Common Stock under the Securities Act of 1933, as amended, on Form S-8 promulgated under the Securities Act or any successor forms thereto, it shall promptly give written notice to Mancini of its intention to so register such shares and, upon the written request, delivered to the Company within 10 days after delivery of any such notice by the Company, of Mancini to include in such registration the Option Shares for inclusion in such Form S-8 (which request shall specify the number of Option Shares proposed to be included in such registration), the Company shall cause all such Option Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration.

5.     Miscellaneous.
       -------------

------
5.1     Expenses. Each of the parties hereto agrees to pay his and its own costs
        --------
and expenses, including, without limitation, all attorneys fees and expenses, incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby. If any legal action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover such party's reasonable attorneys' and other costs (including all investigatory, expert and court costs) incurred in such legal action, in addition to any other relief to which such party may be entitled.

5.2     Notices.  All  notices,  requests,  demands  and  other  communications
        -------
hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered, if delivered personally, or two (2) days (which
                                                                        =
is not a Saturday, Sunday, holiday or day on which commercial banks in Los Angeles, CA are required or permitted to close (a "Business Day")) after having been deposited with a courier, if sent by overnight courier or having been sent by telecopy, if sent by telecopy (receipt confirmed), or three (3) Business Days after having been mailed, if mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

If  to  The  Company,  to:     Omni  Nutraceuticals,  Inc.
                               5310  Beethoven  Avenue
                               Los  Angeles,  CA  90066
                               Attn:  President

     If  to  Mancini,  to:     Louis  Mancini
                               1110  San  Ysidro  Drive
                               Beverly  Hills,  CA  90210

     With  a  copy  to:        Alexander  C.  McGilvray,  Jr.,  Esq.
                               Clark  &  Trevithick
                               800  Wilshire  Blvd.,  12th  Floor
                               Los  Angeles,  CA  90017

or to such other address, as any party shall have designated by like notice to the other parties hereto (except that a notice of change of address shall only be effective upon receipt).

5.3     Applicable  Law.  This  Agreement shall be governed by, and construed in
        ---------------
accordance with, the laws of the State of California without regard to its choice of law principles.

5.4     Waivers,  etc.  The  failure of any of the parties hereto at any time to
        --------------
enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions Agreement shall be effective unless set forth in an instrument executed by the party or parties against whom enforcement of such waiver is sought; and no waiver or breach shall be construed or deemed to be a waiver of any other or subsequent breach.

5.5     Assignment.  Neither  this  Agreement  nor  any  rights,  interests  or
        ----------
obligations hereunder may be assigned (by operation of law or otherwise) by any party hereto without the prior written consent of the other party hereto, except that the Company may assign any and all of its rights and remedies and delegate any and all of its obligations under this Agreement to any affiliate, subsidiary or any entity owned or controlled by it, provided such affiliate, subsidiary or entity agrees in writing to be bound by the terms hereof, and such assignment does not relieve the Company of its obligations hereunder.

5.6     Binding  Effect; Benefits. This Agreement shall inure to the benefit of,
        -------------------------
and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

5.7     Amendment.  This  Agreement  may only be amended by a written instrument
        ---------
executed  by  each  of  the  parties  hereto.

5.8     Severability.  Any  provision of this Agreement which is held by a court
        ------------
of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.9     Entire Agreement. This Agreement (together with the other agreements and
        ----------------
documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof, including, without limitation, that certain Memorandum dated June 9, 1999, by and between the Company and Mancini.

 5.10     Headings.  The  headings  contained herein are for the sole purpose of
          --------
convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

5.11     Execution  in  Counterparts.  This  Agreement may be executed in one or
         ---------------------------
more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

5.12     Further  Assurances.  Mancini  hereby  agrees,  at  his  sole  cost and
         -------------------
expense, to execute and deliver, all such further agreements, instruments or other documents as the Company may reasonably request in order to implement the provisions of this Agreement.

5.13     Specific Performance. The parties hereby acknowledge and agree that the
         --------------------
failure of Mancini and/or the Company to perform their respective agreements and covenants hereunder will cause irreparable injury for which damages, even if available, will not be an adequate remedy. Accordingly, Mancini and the Company each hereby consent to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of his or its obligations hereunder and in connection therewith Mancini and/or the Company each hereby waive any right to require any bond or other security to be paid or furnished by Mancini and/or the Company in connection with any application for such relief.

     IN WITNESS WHEREOF, the Company, by its representative thereunto duly authorized, and Mancini have each executed this Agreement effective as of the date first above written.

     OMNI  NUTRACEUTICALS,  INC.


     By:  /s/ Klee Irwin
              Klee  Irwin


          /s/ Louis Mancini
              Louis  Mancini

                                 EXHIBIT  A


                             MUTUAL GENERAL RELEASE
                             ----------------------

     This Mutual General Release ("Release") made this 12th day of March, 2000, is entered into by and between Louis Mancini ("Mancini") and Omni
Nutraceuticals, Inc. ("Company"). Mancini and the Company are collectively referred to as the "Parties."

The  Parties  enter  into  this  Release  with reference to the following facts:

A. Between approximately October 15, 1998 and March 12, 2000, Mancini was employed by the Company in various capacities, most recently as the President and Chief Executive Officer of the Company; and

B. Mancini and the Company now desire to negotiate an orderly termination of Mancini's employment with the Company and have entered into an Agreement of even date herewith (the "Termination Agreement") regarding the terms of his termination of employment.

NOW, THEREFORE, in consideration of the following covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties agree as follows:

1.     Release  by  Mancini.     Except as to the obligations to be performed by
       --------------------
the Company under the Termination Agreement, and except as expressly provided herein, Mancini, individually, and on behalf of his heirs, legal representatives, and assigns, does hereby release and forever discharge the Company, its subsidiaries, divisions, parents, affiliated corporations, directors, officers, shareholders, employees, successors, and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits at law or equity of whatever kind or nature, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by, and any right to acquire shares in, the Company.

2.     Release  by  the  Company.  Except as expressly provided herein and as to
       -------------------------
the obligations to be performed by Mancini under the Termination Agreement and as to any alleged kickback to Mancini relating to the Inholtra brand of product, the Company, on its own behalf and on behalf of its subsidiaries, divisions, parents, affiliated corporations, directors, officers, employees, successors, and assigns, does hereby release Mancini, individually, and his heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits of law or equity of whatever kind or nature, known or unknown, suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by the Company, Mancini's management of the affairs of the Company while so employed and Mancini's acquisition of shares in the Company in accordance with the provisions of those certain Options referred to in the Termination Agreement.

3.     Indemnification  by  Company.  In  the event any person or entity asserts
       ----------------------------
against Mancini any claim, demand, action or cause of action (collectively "Claims"), irrespective of whether a lawsuit is filed, which in any way is based upon or relates to Mancini's acts or omissions as an officer, director or employee of the Company, the Company agrees to defend, indemnify and hold Mancini harmless from any and all losses, damages or other obligations relating to such Claims to the full extent provided in the Company's Articles of Incorporation and Bylaws and by applicable law. The foregoing indemnification covenant on the part of the Company is expressly intended to cover any and all claims heretofore or hereafter brought by Health & Vitamins Express, Inc. in connection with its existing lawsuit against the Company, Mancini and others.

4.     Officers and Directors Liability Insurance.  The Company hereby covenants
       ------------------------------------------
to Mancini that, as soon as practicable after the date hereof, Mancini shall be named as an insured under a directors and officers policy of liability insurance for all periods during which Mancini has been an officer and/or director of the Company with a current limit of at least $5,000,000, which current limit the Company agrees to continue to maintain, so long as such policy is available to the Company on commercially reasonable terms.

5.     California  Civil  Code Section 1542 Waiver.  With respect to each of the
       -------------------------------------------
matters released by each party to this Release, each such party waives all rights under the provisions of Section 1542 of the California Civil Code and any similar rights in any state or territory of the United States or under any similar statute or regulation of the United States or any of its agencies.
Section  1542  of  the  California  Civil  Code  reads  as  follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

6.     Consultation  with  Counsel.  Each  of  the  Parties  acknowledges  and
       ---------------------------
represents  that he or it has been given an opportunity to consult with, and has
       -
been  represented  by
and has consulted with, an attorney of his or its own choice in connection with the execution of this Release, and has relied upon the advice of such attorney in negotiating and executing this Release.

7.     Claims  Not  Previously  Assigned.  Each  of  the  Parties represents and
       ---------------------------------
warrants to each of the other Parties, respectively, that he or it has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action or other matter which is the subject of his or its release as to such other party, respectively, set forth above.

8.     Binding on Successors.  The provisions of this Release shall inure to the
       ---------------------
benefit of, and shall be binding upon, the Parties and each of their respective heirs, legal representatives, successors and assigns.

9.     Assumption  of  Risk  of  Differences  in  Fact.     Each  of the Parties
       -----------------------------------------------
acknowledges that if the facts with respect to which this Release is executed are found hereafter to be different from what such party now believes those facts to be, that party accepts and assumes the risk of such possible differences and agrees that this Release shall be, and shall remain, effective, notwithstanding such differences.

10.     Counterparts.  This  Release  may  be  executed in multiple counterparts
        ------------
which  taken  together  shall  constitute  the  Release  of  the  Parties.

11.     Acknowledgment.  Each  person  who  signs  this  Release  represents and
        --------------
warrants that he or it: has carefully read and fully understands this Release and its final and binding effect; has been afforded sufficient time and opportunity to review this Release with advisors or attorneys of his or its choice; has had an opportunity to negotiate with regard to the terms of this Release; is fully competent to manage his or its own business affairs and to enter into or sign this Release; has signed this Release knowingly, freely, and voluntarily; and that the only promises made to induce him or it to sign this Release are those stated herein.

12.     Attorneys'  Fees  and  Litigation Costs.  If any legal action is brought
        ---------------------------------------
for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover such party's reasonable attorneys' and other costs (including all investigatory, expert and court costs) incurred in such legal action, in addition to any other relief to which such party may be entitled.


Dated:  March 12, 2000            /s/ Louis Mancini
                                      Louis Mancini

Dated:  March 12, 2000            OMNI  NUTRACEUTICALS,  INC.


                              By: /s/ Klee Irwin
                                      Klee  Irwin,  President

                               EXHIBIT  B


                             MUTUAL GENERAL RELEASE
                             ----------------------


     This Mutual General Release ("Release") made this 12th day of March, 2000, is entered into by and between R. Lindsey Duncan and his spouse, Cheryl Wheeler (collectively, "Duncan") and Louis Mancini ("Mancini"). Duncan and Mancini are collectively referred to as the "Parties."

The  Parties  enter  into  this  Release  with reference to the following facts:

     A. Between approximately October 15, 1998 and March 12, 2000, Mancini was employed by Omni Nutraceuticals, Inc. (the "Company") in various capacities, most recently as the President and Chief Executive Officer;

     B. Mancini and the Company, now desire to negotiate an orderly termination of Mancini's employment with the Company and have entered into an Agreement of even date herewith (the "Termination Agreement") regarding the terms of his termination of employment; and

     C. Duncan is a shareholder and was formerly employed as the Chairman of the Board of Directors of the Company.

     NOW, THEREFORE, in consideration of the following covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties agree as follows:

1.     Release  by  Duncan.
       -------------------
Except as expressly provided herein and as to the obligations to be performed by Mancini under the Termination Agreement and as to any alleged kickback to Mancini relating to the Inholtra brand of product, Duncan, individually and on behalf of his respective heirs, legal representatives, and assigns, does hereby release and forever discharge Mancini, individually, and his respective heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits at law or equity of whatever kind or nature, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by the Company.

2.     Release  by  Mancini.
       --------------------

Except as expressly provided herein, Mancini, individually, and on behalf of his heirs, legal representatives and assigns, does hereby release Duncan, individually, and his respective heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits of law or equity of whatever kind or nature, known or unknown, suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by, and any right to acquire shares in the Company.

3.     California  Civil  Code  Section  1542  Waiver.
       ----------------------------------------------
With respect to each of the matters released by each party to this Release, each such party waives all rights under the provisions of Section 1542 of the California Civil Code and any similar rights in any state or territory of the United States or under any similar statute or regulation of the United States or any of its agencies. Section 1542 of the California Civil Code reads as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

4.     Consultation  with  Counsel.
       ---------------------------
Each of the Parties acknowledges and represents that he or it has been given an opportunity to consult with, and has been represented by and has consulted with, an attorney of his or its own choice in connection with the execution of this Release, and has relied upon the advice of such attorney in negotiating and executing this Release.

5.     Claims  Not  Previously  Assigned.
       ---------------------------------
Each of the Parties represents and warrants to each of the other Parties, respectively, that he or she has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action or other matter which is the subject of his or her release as to such other party, respectively, set forth above.

6.     Binding  on  Successors.
       -----------------------
The provisions of this Release shall inure to the benefit of, and shall be binding upon, the Parties and each of their respective heirs, legal representatives and assigns.

7.     Assumption  of  Risk  of  Differences  in  Fact.
       -----------------------------------------------
Each of the Parties acknowledges that if the facts with respect to which this Release is executed are found hereafter to be different from what such party now believes those facts to be, that party accepts and assumes the risk of such possible differences and agrees that this Release shall be, and shall remain, effective, notwithstanding such differences.

8.     Counterparts.
       ------------
This Release may be executed in multiple counterparts which taken together shall constitute the agreement of the Parties.

9.     Acknowledgment.
       --------------

Each person who signs this Release represents and warrants that he or she: has carefully read and fully understands this Release and its final and binding effect; has been afforded sufficient time and opportunity to review this Release with advisors or attorneys of his or her choice; has had an opportunity to negotiate with regard to the terms of this Release; is fully competent to manage his or her own business affairs and to enter into or sign this Release; has signed this Release knowingly, freely, and voluntarily; and that the only promises made to induce him or her to sign this Release are those stated herein.

10.     Attorneys'  Fees  and  Litigation  Costs.
        ----------------------------------------
If any legal action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover such party's reasonable attorneys' and other costs (including all investigatory, expert and court costs) incurred in such legal action, in addition to any other relief to which such party may be entitled.


Dated:  March 12, 2000             /s/ R. Lindsey Duncan
                                       R.  Lindsey  Duncan


Dated:  March 12, 2000            /s/ Cheryl Wheeler
                                      Cheryl  Wheeler


Dated:  March 12, 2000           /s/ Louis Mancini
                                     Louis  Mancini

                                  EXHIBIT  B


                          MUTUAL  GENERAL  RELEASE
                          ------------------------


     This Mutual General Release ("Release") made this 12th day of March, 2000, is entered into by and between Klee Irwin and his spouse, Margareth Irwin (collectively, "Irwin"), and Louis Mancini ("Mancini"). Irwin and Mancini are
                        =
collectively  referred  to  as  the  "Parties."

     The  Parties enter into this Release with reference to the following facts:

     A. Between approximately October 15, 1998 and March 12, 2000, Mancini was employed by Omni Nutraceuticals, Inc. (the "Company") in various capacities, most recently as the President and Chief Executive Officer;

     B. Mancini and the Company, now desire to negotiate an orderly termination of Mancini's employment with the Company and have entered into an Agreement of even date herewith (the "Termination Agreement") regarding the terms of his termination of employment; and

     C. Klee and Margareth Irwin are shareholders and Klee Irwin was formerly employed as the President and Chief Executive Officer of the Company.

     NOW, THEREFORE, in consideration of the following covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties agree as follows:

1.     Release  by  Irwin.
       ------------------
Except as expressly provided herein and as to the obligations to be performed by Mancini under the Termination Agreement and as to any alleged kickback to Mancini relating to the Inholtra brand of product, Irwin, individually and on behalf of his respective heirs, legal representatives, and assigns, does hereby release and forever discharge Mancini, individually, and his respective heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits at law or equity of whatever kind or nature, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by the Company.

2.     Release  by  Mancini.
       --------------------

Except as expressly provided herein, Mancini, individually, and on behalf of his heirs, legal representatives and assigns, does hereby release Irwin, individually, and his respective heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits of law or equity of whatever kind or nature, known or unknown, suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by, and any right to acquire shares in, the Company.

3.     California  Civil  Code  Section  1542  Waiver.
       ----------------------------------------------
With respect to each of the matters released by each party to this Release, each such party waives all rights under the provisions of Section 1542 of the California Civil Code and any similar rights in any state or territory of the United States or under any similar statute or regulation of the United States or any of its agencies. Section 1542 of the California Civil Code reads as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

4.     Consultation  with  Counsel.
       ---------------------------
Each of the Parties acknowledges and represents that he or it has been given an opportunity to consult with, and has been represented by and has consulted with, an attorney of his or its own choice in connection with the execution of this Release, and has relied upon the advice of such attorney in negotiating and executing this Release.

5.     Claims  Not  Previously  Assigned.
       ---------------------------------
Each of the Parties represents and warrants to each of the other Parties, respectively, that he or she has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action or other matter which is the subject of his or her release as to such other party, respectively, set forth above.

6.     Binding  on  Successors.
       -----------------------
The provisions of this Release shall inure to the benefit of, and shall be binding upon, the Parties and each of their respective heirs, legal representatives and assigns.

7.     Assumption  of  Risk  of  Differences  in  Fact.
       -----------------------------------------------
Each of the Parties acknowledges that if the facts with respect to which this Release is executed are found hereafter to be different from what such party now believes those facts to be, that party accepts and assumes the risk of such possible differences and agrees that this Release shall be, and shall remain, effective, notwithstanding such differences.

8.     Counterparts.
       ------------
This Release may be executed in multiple counterparts which taken together shall constitute the agreement of the Parties.

9.     Acknowledgment.
       --------------

     Each person who signs this Release represents and warrants that he or she: has carefully read and fully understands this Release and its final and binding effect; has been afforded sufficient time and opportunity to review this Release with advisors or attorneys of his or her choice; has had an opportunity to negotiate with regard to the terms of this Release; is fully competent to manage his or her own business affairs and to enter into or sign this Release; has signed this Release knowingly, freely, and voluntarily; and that the only promises made to induce him or her to sign this Release are those stated herein.

10.     Attorneys'  Fees  and  Litigation  Costs.
        ----------------------------------------
     If any legal action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover such party's reasonable attorneys' and other costs (including all investigatory, expert and court costs) incurred in such legal action, in addition to any other relief to which such party may be entitled.


Dated:  March 12, 2000              /s/ Klee Irwin
                                        Klee  Irwin


Dated:  March 12, 2000             /s/ Margareth Irwin
                                       Margareth  Irwin


Dated:  March 12, 2000             /s/ Louis Mancini
                                       Louis  Mancini

                                 EXHIBIT  D


                             MUTUAL GENERAL RELEASE
                             ----------------------


     This  Mutual General Release ("Release") made this 12th day of March, 2000,
                                                        --
is entered into by and between Andrew Vollero, Jr. ("Vollero") and Louis Mancini ("Mancini"). Vollero and Mancini are collectively referred to as the "Parties."

     The  Parties enter into this Release with reference to the following facts:

     A. Between approximately October 15, 1998 and March 12, 2000, Mancini was employed by Omni Nutraceuticals, Inc. (the "Company") in various capacities, most recently as the President and Chief Executive Officer;

B. Mancini and the Company, now desire to negotiate an orderly termination of Mancini's employment with the Company and have entered into an Agreement of even date herewith (the "Termination Agreement") regarding the terms of his termination of employment; and

C.     Vollero  is  a  shareholder  and  a  director  of  the  Company.

NOW, THEREFORE, in consideration of the following covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties agree as follows:

1.     Release  by  Vollero.
       --------------------
Except as expressly provided herein and as to the obligations to be performed by Mancini under the Termination Agreement and as to any alleged kickback to Mancini relating to the Inholtra brand of product, Vollero, individually and on behalf of his respective heirs, legal representatives, and assigns, does hereby release and forever discharge Mancini, individually, and his respective heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits at law or equity of whatever kind or nature, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by the Company.

2.     Release  by  Mancini.
       --------------------
Except as expressly provided herein, Mancini, individually, and on behalf of his heirs, legal representatives and assigns, does hereby release Vollero, individually, and his respective heirs, legal representatives and assigns, of and from all claims, demands, obligations, liabilities, damages, costs, fees, expenses, actions, causes of action, suits of law or equity of whatever kind or nature, known or unknown, suspected to exist, anticipated or not anticipated, which have arisen, are now arising, or hereafter may arise out of or in connection with Mancini's employment by, and any right to acquire shares in, the Company.

3.     California  Civil  Code  Section  1542  Waiver.
       ----------------------------------------------
With respect to each of the matters released by each party to this Release, each such party waives all rights under the provisions of Section 1542 of the California Civil Code and any similar rights in any state or territory of the United States or under any similar statute or regulation of the United States or any of its agencies. Section 1542 of the California Civil Code reads as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

4.     Consultation  with  Counsel.
       ---------------------------
Each of the Parties acknowledges and represents that he or it has been given an opportunity to consult with, and has been represented by and has consulted with, an attorney of his or its own choice in connection with the execution of this Release, and has relied upon the advice of such attorney in negotiating and executing this Release.

5.     Claims  Not  Previously  Assigned.
       ---------------------------------
Each of the Parties represents and warrants to each of the other Parties, respectively, that he or she has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action or other matter which is the subject of his or her release as to such other party, respectively, set forth above.

6.     Binding  on  Successors.
       -----------------------
The provisions of this Release shall inure to the benefit of, and shall be binding upon, the Parties and each of their respective heirs, legal representatives and assigns.

7.     Assumption  of  Risk  of  Differences  in  Fact.
       -----------------------------------------------
Each of the Parties acknowledges that if the facts with respect to which this Release is executed are found hereafter to be different from what such party now believes those facts to be, that party accepts and assumes the risk of such possible differences and agrees that this Release shall be, and shall remain, effective, notwithstanding such differences.

8.     Counterparts.
       ------------
This Release may be executed in multiple counterparts which taken together shall constitute the agreement of the Parties.

9.     Acknowledgment.
       --------------
Each person who signs this Release represents and warrants that he or she: has carefully read and fully understands this Release and its final and binding effect; has been afforded sufficient time and opportunity to review this Release with advisors or attorneys of his or her choice; has had an opportunity to negotiate with regard to the terms of this Release; is fully competent to manage his or her own business affairs and to enter into or sign this Release; has signed this Release knowingly, freely, and voluntarily; and that the only promises made to induce him or her to sign this Release are those stated herein.

10.     Attorneys'  Fees  and  Litigation  Costs.
        ----------------------------------------
If any legal action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover such party's reasonable attorneys' and other costs (including all investigatory, expert and court costs) incurred in such legal action, in addition to any other relief to which such party may be entitled.


Dated:  March 12, 2000     /s/ Andrew Vollero, Jr.
                               Andrew  Vollero,  Jr.


Dated:  March 12, 2000     /s/ Louis Mancini
                               Louis  Mancini